TOSCO REFINING CO. (A DIV OF TOSCO CORP)
                              3003 N. CENTRAL AVE., STE. 1500
                                     PHOENIX, AZ 85012

SEPTEMBER 29, 1997
HALLADOR PRODUCTION COMPANY
1660 LINCOLN ST.,
STE. 2700
DENVER, CO 80264                     **REVISED 10/7/97--SECTION 19

TELEX/TWX:
FAX: 303-832-3013

ATTENTION: VICTOR STABIO

                               TELEX CONTRACT

RE: TOSCO CONTRACT # 009237
    HALLADOR # PLEASE ADVISE


TOSCO REFINING CO. (A DIV OF TOSCO CORP) (TOSCO) HAS THE PLEASURE
TO CONFIRM THE FOLLOWING TRANSACTION AGREED TO BY VICTOR STABIO OF HALLADOR PRODUCTION COMPANY (HALLADOR) AND JIM GRAVATT OF TOSCO ON SEPTEMBER 23, 1997. THIS TELEX SETS FORTH AND CONFIRMS THE COMPLETE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES, AND REPLACES ALL

OTHER AGREEMENTS, WRITTEN OR ORAL, REGARDING ITS SUBJECT MATTER.
ALL OTHER TERMS AND CONDITIONS ARE HEREBY OBJECTED TO AND SHALL NOT BE BINDING UNLESS IN WRITING AND SIGNED BY BOTH PARTIES.

             1. SELLER: HALLADOR PRODUCTION COMPANY
                        1660 LINCOLN ST., STE. 2700
                        DENVER, CO 80264

             2. BUYER: TOSCO REFINING CO. (A DIV OF TOSCO CORP)
                       3003 N. CENTRAL AVE., STE. 1500
                       PHOENIX, AZ 85012

             3. TERM: FROM NOVEMBER 1, 1997 TO OCTOBER 31, 1998, AND
                CONTINUING YEARLY THEREAFTER UNTIL CANCELLED BY EITHER PARTY PROVIDING 60 DAYS PRIOR WRITTEN NOTICE OF SUCH CANCELLATION.

             4. CRUDE TYPE: SOUTH CUYAMA.

             5. QUANTITY: APPROXIMATELY 1,100 BARRELS PER DAY.

             6. DELIVERY METHOD: PIPELINE

             7. DELIVERY: BY IN-LINE TRANSFER FROM LACT UNIT INTO FOUR
                CORNERS PIPELINE AT S. CUYAMA UNIT.

             8. MEASUREMENT: PIPELINE METERS

             9. TITLE & RISK: TITLE TO AND RISK OF LOSS OF THE CRUDE
                PASSES FROM THE SELLER TO THE BUYER AS THE CRUDE IS LINE TRANSFERRED AT SAID FACILITY.

                            TOSCO REFINING CO. (A DIV OF TOSCO CORP)
                                3003 N. CENTRAL AVE., STE. 1500
                                        PHOENIX, AZ 85012

Contract      9237
PAGE    2


              10. PRICE: THE AVERAGE OF CHEVRONIS, UNION 76'S, AND
                  TEXACO'S POSTED PRICES FOR BUENA VISTA HILLS CRUDE OIL FOR GRAVITY DELIVERED IN THE MONTH OF DELIVERY, PLUS $0.3100 PER BARREL. FOR PRICING PURPOSES, VOLUMES WILL BE CONSIDERED TO BE DELIVERED ON AN EQUAL DAILY BASIS.

              11. PAYMENT: PAYMENT SHALL BE MADE ON OR BEFORE THE 20TH
                  CALENDAR DAY OF THE MONTH FOLLOWING THE MONTH OF DELIVERY BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE U.S. DOLLARS, WITHOUT DEDUCTION, DISCOUNT OR OFFSET. IF PAYMENT DATE FALLS ON A SATURDAY, PAYMENT IS DUE ON THE PRECEDING BUSINESS DAY. IF PAYMENT DATE FALLS ON SUNDAY, PAYMENT IS DUE ON THE FOLLOWING BUSINESS DAY.
                  IF PAYMENT DATE FALLS ON A HOLIDAY, PAYMENT SHALL
                  BE DUE ON THE PRECEDING BUSINESS DAY EXCEPT WHEN A HOLIDAY FALLS ON A MONDAY, AND IN THAT INSTANCE, PAYMENT SHALL BE DUE ON THE FOLLOWING BUSINESS DAY.

              12. CREDIT: OPEN LINE OF CREDIT

              13. TAXES: BUYER SHALL REIMBURSE SELLER FOR ALL TAXES
                  IMPOSED BY FEDERAL, STATE OR LOCAL GOVERNMENTS WITH RESPECT TO PRODUCT DELIVERED UNDER THIS AGREEMENT. IF BUYER IS ENTITLED TO PURCHASE PRODUCT FREE OF ANY TAX (STATE OR FEDERAL), BUYER SHALL FURNISH TO SELLER THE PROPER EXEMPTION CERTIFICATE.

              14. ASSIGNMENT: NEITHER PARTY SHALL ASSIGN THIS AGREEMENT
                  WITHOUT THE WRITTEN APPROVAL OF THE OTHER PARTY.

              15. GOVERNING LAW: THIS AGREEMENT SHALL BE GOVERNED,
                  CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAW RULES AND EACH PARTY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS IN CALIFORNIA. RESOLUTION OF DISPUTES BY ARBITRATION IS SPECIFICALLY EXCLUDED FROM THIS AGREEMENT. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE.

              16. FORCE MAJEURE: IF EITHER PARTY IS RENDERED UNABLE BY
                  FORCE MAJEURE TO PERFORM OR COMPLY FULLY OR IN PART WITH ANY OBLIGATION OR CONDITION OF THIS CONTRACT, THE AFFECTED PARTY SHALL GIVE WRITTEN NOTICE TO THE OTHER PARTY OF SUCH FORCE MAJEURE WITHIN FORTY-EIGHT (48) HOURS AFTER RECEIVING NOTICE OF THE OCCURRENCE OF FORCE MAJEURE RELIED UPON AND SUCH AFFECTED PARTY SHALL BE RELIEVED OF LIABILITY AND SHALL SUFFER NO PREJUDICE FOR FAILURE TO PERFORM SAME DURING SUCH PERIOD. IN THE EVENT THAT THE SAID PERIOD OF SUSPENSION SHALL CONTINUE IN EXCESS OF THIRTY (30) CALENDER DAYS, THIS CONTRACT MAY BE CANCELLED AT THE OPTION OF EITHER PARTY, WITHOUT LIABILITY OF EITHER PARTY.

                           TOSCO REFINING CO. (A DIV OF TOSCO CORP)
                                3003 N. CENTRAL AVE., STE. 1500
                                       PHOENIX, AZ 85012

Contract      9237
PAGE     3


                  AS USED HEREIN, THE TERM "FORCE MAJEURE" SHALL INCLUDE, BY WAY OF EXAMPLE AND NOT IN LIMITATION, FIRE; ACTS OF GOD; NAVIGATIONAL ACCIDENTS; VESSEL DAMAGE OR LOSS; ACCIDENTS AT OR CLOSING OF NAVIGATIONAL OR TRANSPORATION MECHANISM; STRIKES, GRIEVANCES OR ACTIONS BY OR AMONG WORKERS, LOCK-OUTS, OR LABOR DISTURBANCES; EXPLOSIONS OR ACCIDENTS TO WELLS, PIPELINES, STORAGE DEPOTS, REFINERY FACILITIES, MACHINERY, AND OTHER FACILITIES; ACTIONS OF ANY GOVERNMENT, OR BY PERSONS PURPORTING TO REPRESENT A GOVERNMENT; OR OTHER CAUSES NOT REASONABLY WITHIN CONTROL OF THE RESPECTIVE PARTIES.

             17. FINANCIAL RESPONSIBILITY: IN THE EVENT THAT EITHER PARTY (THE --NON-PERFORMING PARTY-') FAILS TO MAKE TIMELY PAYMENT OF ANY SUMS DUE HEREUNDER OR DEFAULTS IN THE PERFORMANCE OF ANY OBLIGATION TO THE OTHER PARTY (THE "PERFORMING PARTY") UNDER THIS AGREEMENT, OR OTHERWISE GIVES THE PERFORMING PARTY REASONABLE GROUNDS TO DOUBT ITS CONTINUING FINANCIAL RESPONSIBILITY, THE NON-PERFORMING PARTY SHALL PROVIDE SUCH ADDITIONAL SECURITY FOR OR ASSURANCES OF THE PERFORMANCE OF ITS OBLIGATIONS AS MAY BE DEMANDED BY THE PERFORMING PARTY. IF SUCH SECURITY FOR OR ASSURANCES OF CONTINUED PERFORMANCE IS NOT PROVIDED - WITHIN 48 HOURS OF THE DEMAND THEREFOR, THE PERFORMING PARTY MAY SUSPEND ITS OWN PERFORMANCE UNDER THIS CONTRACT UNTIL SUCH
                  SECURITY OR ASSURANCE IS PROVIDED, OR MAY IMMEDIATELY TERMINATE THIS AGREEMENT WITHOUT FURTHER ADDITIONAL NOTICE. IF EITHER PARTY MAKES A GENERAL ASSIGNMENT FOR THE BENEFIT OF CREDITORS, OR FILES A PETITION OR COMMENCES A CASE UNDER ANY BANKRUPTCY, REORGANIZATION, OR SIMILAR LAW FOR THE PROTECTION OF CREDITORS,
                  OR HAS ANY SUCH PETITION FILED OR CASE COMMENCED AGAINST IT, THEN THE OTHER PARTY MAY IMMEDIATELY TERMINATE THIS AGREEMENT UPON WRITTEN NOTICE. EXERCISE BY EITHER PARTY OF ANY RIGHTS UNDER THIS PROVISION SHALL BE WITHOUT PREJUDICE TO ANY CLAIMS FOR DAMAGES OR ANY OTHER RIGHT UNDER THIS AGREEMENT OR APPLICABLE LAW.

             18. LIABILITY: NEITHER PARTY SHALL BE LIABLE FOR SPECIAL OR CONSEQUENTIAL DAMAGES OR FOR SPECIFIC PERFORMANCE AND THE LIABILITY OF EITHER PARTY WITH RESPECT TO THIS AGREEMENT OR ANY ACT IN CONNECTION HEREWITH WHETHER IN CONTRACT, TORT, OR OTHERWISE SHALL NOT EXCEED THE PRICE OF THE PRODUCT SOLD HEREUNDER OR THE PRICE OF THAT PORTION OF SUCH PRODUCT ON WHICH LIABILITY IS ASSERTED.

             19. INDEMNITY: SELLER AGREES TO INDEMNIFY AND HOLD BUYER HARMLESS FROM LIABILITY FOR ANY AND ALL LOSSES, DEMANDS OR CLAIMS ARISING FROM INJURIES OR DAMAGES WHICH OCCUR BEFORE TITLE IS TRANSFERRED TO BUYER AND IN CONNECTION WITH THE TRANSPORTATION, USE OR HANDLING OF ANY PRODUCT COVERED BY THIS AGREEMENT, WHETHER DELIVERIES ARE MADE TO BUYER, ITS ASSIGNS OR NOMINEES.

                                 TOSCO REFINING CO. (A DIV OF TOSCO CORP)
                                      3003 N. CENTRAL AVE., STE. 1500
                                              PHOENIX, AZ 85012

Contract        9237
PAGE     4


                      BUYER AGREES TO INDEMNIFY AND HOLD SELLER HARMLESS FROM LIABILITY FOR ANY AND ALL LOSSES, DEMANDS OR CLAIMS ARISING FROM INJURIES OR DAMAGES WHICH OCCUR AFTER TITLE IS TRANSFERRED TO BUYER.

                 20. GOVERNMENT REGULATIONS: EACH PARTY SHALL, IN THE PERFORMANCE OF THIS AGREEMENT, COMPLY WITH ALL APPLICABLE GOVERNMENT LAWS AND REGULATIONS. FURTHER, SELLER CERTIFIES THAT THE PRODUCT HAS BEEN PRODUCED, PROCESSED AND TRANSPORTED IN COMPLIANCE WITH ALL APPLICABLE LAWS AND REGULATIONS.

                 21. OTHER: ANY SITUATION NOT SPECIFICALLY ADDRESSED BY ANY OF THE ABOVE TERMS SHALL BE GOVERNED BY STANDARD INDUSTRY PRACTICE IN EFFECT AT THE DELIVERY
                      LOCATION.

                 22.  CONTACTS:

                      COMMERCIAL:  JIM GRAVATT    (805) 393-8930
                      OPERATIONAL: ANDY HAUSIG    (602)  200-4193
                      ACCOUNTING:  CRUDE OIL ACCOUNTANT
                      FINANCIAL:   GEORGE PADILLA  (602)  200-4181
                      CONTRACT ADMIN:    MIMI BARTON     (602)  200-4131
                      INVOICING:   CRUDE OIL ACCOUNTANT    (602)  200-4110

PEASE INDICTE YOUR ACCEPTANCE AND AGREEMENT BY SIGNING IN THE SPACE BELOW AND RETURNING ONE EXECUTED COPY TO THE ABOVE ADDRESS FOR OUR RECORDS.


TOSCO                                    HALLADOR


/S/JOHN B. EIDMAN                         /S/RODERICK SMITH
------------------                        ------------------
BY: JOHN B. EIDMAN                        BY: RODERICK SMITH
    MGR., CRUDE SUPPLY & TRADING          TITLE:  VICE PRESIDENT